UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2017

Commission File Number
001-34581

Kraton Corporation
(Exact name of registrant as specified in its charter)

Delaware	20-0411521
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300
Houston, TX 77032
(Address of principal executive offices, including zip code)
281-504-4700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 27, 2017, Kraton Corporation (NYSE: KRA) (the "Company") issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2016. The Company announced that it will hold a conference call and web cast to discuss these results on Tuesday, February 28, 2017 at 9:00 a.m. eastern time. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          On February 27, 2017, the Company announced that Mr. Marcello Boldrini will be joining the Company as Senior Vice President and Chemical Segment President, effective April 1, 2017. Simultaneously, Dr. Holger Jung, our current Senior Vice President and Chief Commercial Officer, will assume the title of Senior Vice President and Polymer Segment President.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1: Kraton Corporation Press Release dated February 27, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Corporation

Date: February 27, 2017	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Kraton Corporation Press Release dated February 27, 2017